Exhibit 10.2

2021/11/23

ALPHA & OMEGA SEMICONDUCTOR

Fifth Addendum to Foundry Agreement

This is the fifth addendum (the "Fifth Addendum") to the Foundry Agreement dated January 10, 2002 (the "Foundry Agreement") is made effective as of Jan 8, 2022 (the "Effective Date") by and between Alpha & Omega Semiconductor (Macau), Limited("AOS") and Shanghai Hua Hong Grace Semiconductor Manufacturing Corporation ("HHGRACE"), as amended by the First Addendum signed by the Parties on July 28, 2005,the Second Addendum signed by the Parties on April 11, 2007 and the Third Addendum signed by Parties on Jan 9, 2012, the Fourth Addendum signed by Parties on Jan 8, 2017. All expressions not defined here shall have the same meaning as they have in the Foundry Agreement. Except to the extent modified by this Fifth Addendum, all other provisions of the Foundry Agreement shall remain in full effect.

For valid and sufficient consideration, and pursuant to Section 9.1 of the Foundry Agreement, HHGRACE and AOS agree as follows:

1. The Term of the Foundry Agreement in Section 9.1 shall be extended and renewed for another five (5) years immediately following its expiration date Jan 8, 2022.

2. Except as to the subject matter expressly modified in this Fifth Addendum, the Foundry Agreement, as amended by the First Addendum and the Second Addendum, the Third Addendum and the Fourth Addendum, shall remain in full force and effect in all respects. In the event of any conflict between this Fifth Addendum and the Foundry Agreement or any previous Addendum (the Fourth Addendum, the Third Addendum, the Second Addendum, and the First Addendum), the terms of this Fifth Addendum shall prevail.

IN WITNESS WHEREOF, HHGRACE and AOS have caused this Fourth Addendum to be executed by their duly authorized representatives on the date first written above.

Shanghai Hua Hong Grace Semiconductor Manufacturing Corporation	**Alpha & Omega Semiconductor (Macau), Limited**
By: [signature]	By: [signature]
Name & Title: EVP	Name & Title: David Chou Director

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